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                                NEW ENGLAND FUNDS

    Supplement dated November 17, 1997 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997); the New England Bond Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented May 28 and July 28, 1997); the New England Star Funds Prospectus for Class A, B and C shares dated May 1,
 1997 (as supplemented June 30 and July 28, 1997); the New England Stock
   Funds Prospectus for Class Y shares dated September 1, 1997; the New England Bond Funds Prospectus for Class Y shares dated September 1, 1997; the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997; the New England Intermediate Term Tax Free Fund
  of California/New England Intermediate Term Tax Free Fund of New York
    Prospectus and the New England Massachusetts Tax Free Income Fund Prospectus, each dated May 1, 1997; and the New England Money Market Funds
                    Prospectus dated September 1, 1997

FOR ALL FUNDS:
         Effective January 1, 1998, New England Funds Service Corporation, 399 Boylston Street, Boston, MA 02116, a wholly-owned subsidiary of NEF Corporation, replaces New England Funds, L.P. as the Funds' transfer agent.

         The Funds have received the exemptive order referenced in the Fund Management section of each prospectus. See the prospectus for further details.

FOR ALL PROSPECTUSES EXCEPT CLASS Y STOCK FUNDS, CLASS Y BOND FUNDS AND MONEY MARKET FUNDS:
         Please refer to the single asterisk footnote following the table in the section entitled "Buying Fund Shares -- Sales Charges -- Class A Shares." Effective November 15, 1997, except in the case of New England Adjustable Rate U.S. Government Fund, the Distributor may, at its discretion, pay investment dealers who initiate and are responsible for purchases of Class A shares of the Funds of $1,000,000 or more, except for investments by Retirement Plans, a commission of up to 1% on the first $3 million invested and 0.50% on the excess over $3 million. In the case of New England Adjustable Rate U.S. Government Fund, the Distributor may pay a commission to dealers on such sales as set forth in the Fund's prospectus.

         The name of New England Funds' automated 24-hour telephone service system has been changed from Tele#Facts to New England Funds Personal Access Line(TM).

FOR CLASS Y STOCK AND BOND FUNDS ONLY:
In the "Additional Facts About the Funds" section in the Stock and Bond Funds prospectuses, the last sentence of the third and fourth paragraphs, respectively, is revised to read as follows:

         No Rule 12b-1 plan applies to the Class Y shares of any Fund; however, the Class Y shares of the Money Market Funds may pay an annual service fee of up to 0.25%.

FOR CLASS A, B AND C STOCK AND BOND FUNDS ONLY:
In the "Additional Facts About the Funds" section, the second, third and fourth sentences of the fifth and seventh bullets in the Stock and Bond Funds prospectuses, respectively, are revised to read as follows:

         Class Y shares are identical to Class A, Class B and Class C shares. Except for an annual service fee of up to 0.25% for the Class Y shares of the Money Market Funds, Class Y shares have no sales charge or CDSC, bear no Rule 12b-1 fees and have separate voting rights in certain circumstances. Class Y may bear its own transfer agency and prospectus printing costs and, if so, will not bear any portion of those costs relating to other classes of shares.

FOR CLASS A, B AND C STOCK FUNDS ONLY:
In the section entitiled "The Funds' Expenses" beginning on page 34, the second paragraph is supplemented as follows:

         Effective June 1, 1997, the Class A service fee for all Funds, including the Growth Opportunities Fund, is payable only to reimburse the Distributor for amounts it pays or expends in connection with the provision of personal services to investors and/or the maintenance of shareholder accounts.

FOR CLASS A, B AND C BOND FUNDS ONLY:
In the section entitled "The Funds' Expenses" beginning on page 45, the fourth paragraph is supplemented as follows:

         Effective June 1, 1997, the Class A service fee for all Funds, including the High Income Fund, is payable only to reimburse the Distributor for amounts it pays or expends in connection with the provision of personal services to investors and/or the maintenance of shareholder accounts, and may be used to reimburse such expenses incurred by the Funds' former distributor (an affiliate of the Distributor) in prior years.

FOR NEW ENGLAND STAR ADVISERS FUND ONLY:
In the July 28, 1997 supplement to the Fund's Prospectus, the first five paragraphs are replaced with the following text:

         On July 25, 1997, Harris Associates L.P. ("Harris Associates") succeeded Berger Associates, Inc. as subadviser to one segment of the Fund's portfolio. Effective October 17, 1997, NEFM pays Harris Associates a subadvisory fee at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund managed by Harris Associates, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million, and NEFM pays each of Founders and Loomis Sayles a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund managed by such subadviser, 0.50% of the next $200 million of such assets, and 0.475% of such assets in excess of $250 million. Effective May 9, 1997, the Fund pays NEFM a management fee at the annual rate of 1.05% of the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion.

         Robert Sanborn, CFA, Partner and Portfolio Manager of Harris Associates, is the portfolio manager of the segment of the Fund managed by Harris Associates. Mr. Sanborn has 14 years of investment experience, and joined Harris Associates as a Portfolio Manager and Analyst in 1988.

FOR NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND ONLY:
On page 12, the fourth sentence in the second paragraph of the Fund Management section is revised to read as follows:

         Formed in 1986, Back Bay Advisors now manages 14 mutual fund portfolios and over $7 billion of securities.

In the section entitled "The Fund's Expenses" beginning on page 24, the third sentence of the second paragraph is replaced with the following:

         Effective June 1, 1997, the Class A service fee is payable only to reimburse the Distributor for amounts it pays or expends in connection with the provision of personal services to investors. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable under the plan for that year, such expenses may be carried forward for reimbursement in future years in which the plan remains in effect.

FOR NEW ENGLAND STAR SMALL CAP FUND ONLY:

         The acquisition of the Robertson Stephens group of companies by BankAmerica Corporation was completed on September 30, 1997. Accordingly, Robertson, Stephens & Company Investment Management, L.P. is now a wholly-owned indirect subsidiary of BankAmerica Corporation.